UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31
Date of reporting period: November 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

          The Semi-Annual Report to Stockholders is filed herewith.

November 30, 2010

Semi-Annual
Report

Western Asset
Institutional
Government
Reserves

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II  |  Western Asset Institutional Government Reserves

Fund objectives

The Fund seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Institutional Government Reserves for the six-month reporting period ended November 30, 2010. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

December 31, 2010

Western Asset Institutional Government Reserves  |  III

Investment commentary

Economic review

While the U.S. economy continued to expand over the six months ended November 30, 2010, economic data was mixed and unemployment remained elevated. The Federal Reserve Board (“Fed”)i expressed concerns regarding the direction of the economy and took additional actions in an attempt to spur growth. This initially caused investor sentiment to improve, but the financial markets declined toward the end of the reporting period given a re-escalation of the European sovereign debt crisis.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)ii growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy has grown at a more modest pace thus far in 2010. According to the Commerce Department, GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively. GDP growth then edged somewhat higher to 2.6% in the third quarter.

Turning to the job market, after experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. From June through September, more than 525,000 of these temporary positions were eliminated. This more than offset private sector growth and resulted in a total net loss of 300,000 jobs from June through September. The employment picture then brightened somewhat in October, as 172,000 new jobs were created. Payrolls then increased a disappointing 39,000 in November and the unemployment rate inched up to end the period at 9.8%. The unemployment rate has now exceeded 9.0% since May 2009.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. After a sharp 27.0% decline in sales in July, sales then rose 7.3% and 10.0% in August and September, respectively. Sales then dipped 2.2% in October and rose 5.6% in November. Looking at home prices, the NAR reported that the median existing-home price for all housing types was $170,600 in November 2010, which was 0.4% higher than in November 2009. Prices appeared to stabilize somewhat as the number of existing homes on the market declined in November. The inventory of unsold homes was a 9.5 month supply in November at the current sales level, versus a 10.5 month supply in October.

IV  |  Western Asset Institutional Government Reserves

Investment commentary (cont’d)

One overall bright spot for the economy has been the manufacturing sector. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown sixteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector then expanded at a faster pace in August, before moderating somewhat in September. Manufacturing then grew in October at its fastest pace since May with a reading of 56.9 for the month, before dipping to 56.6 in November.

Financial market overview

As the reporting period began, the financial markets were regaining their footing following a sharp sell-off that had begun in late April and continued throughout much of May. During this period, risk aversion was elevated and investors flocked to the relative safety of U.S. Treasury securities. Demand for the fixed-income spread sectors (non-Treasuries) then resumed in June and July, followed by another “flight to quality” in August. Risk appetite then returned in September and October before the financial markets again weakened beginning in mid-November.

Due to signs that economic growth was slowing toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011.

Fixed-income market review

As discussed earlier, just prior to the beginning of the six-month reporting period, investor risk aversion was elevated due to the escalating sovereign debt crisis in Europe. In addition, there were uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicat-

Western Asset Institutional Government Reserves  |  V

ing the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors then ended the reporting period on a weak note as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the six months ended November 30, 2010. When the period began, two- and ten-year Treasury yields were 0.76% and 3.31%, respectively. On June 3, 2010, two- and ten-year Treasury yields peaked at 0.82% and 3.39%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the remainder of the reporting period. When the period ended on November 30, 2010, two-year Treasury yields were 0.45%, versus a low of 0.33% earlier in the month. Ten-year Treasury yields ended the period at 2.81%, which was higher than their trough of 2.41% that occurred in October. Longer-term yields moved higher toward the end of the period as fears of future inflation increased in light of the Fed’s additional policy accommodation. With the Fed keeping the federal funds rateiv at a historical low, the yields available from money market securities remained extremely low during the reporting period.

Performance review

As of November 30, 2010, the seven-day current yield for Institutional Shares of Western Asset Institutional Government Reserves was 0.09% and the seven-day effective yield, which reflects compounding, was 0.09%.1

The Fund invests in securities through an underlying mutual fund, Government Portfolio, which has the same investment objective and strategies as the Fund.

Western Asset Institutional Government Reserves Yields as of November 30, 2010 (unaudited)
	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]

Institutional Shares	0.09%	0.09%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/ individualinvestors.

Absent current expense reimbursements and/or fee waivers, the seven-day current yield and the seven-day effective yield for Institutional Shares would have been 0.04%.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

VI  |  Western Asset Institutional Government Reserves

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

December 31, 2010

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is still possible to lose money by investing in the Fund. Although the Fund invests in U.S. government obligations, U.S. government obligations are not necessarily backed by the full faith and credit of the U.S., and an investment in the Fund is neither insured nor guaranteed by the U.S. government. Please see the Fund’s prospectus for more information on these and other risks.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Institutional Government Reserves 2010 Semi-Annual Report  |  1

Portfolio at a glance†(unaudited)

Government Portfolio

The Fund invests all of its investable assets in Government Portfolio, the investment breakdown of which is shown below.

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of November 30, 2010 and May 31, 2010. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

2  |  Western Asset Institutional Government Reserves 2010 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs including other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2010 and held for the six months ended November 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio*	Expenses Paid During the Period[3]

Institutional Shares	0.06%	$1,000.00	$1,000.60	0.15%	$0.75

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio*	Expenses Paid During the Period[3]

Institutional Shares	5.00%	$1,000.00	$1,024.32	0.15%	$0.76

[1]	For the six months ended November 30, 2010.

[2]

Assumes the reinvestment of all distributions, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance figure is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) then divided by 365.

*	Includes the Fund’s share of Government Portfolio’s allocated expenses.

Western Asset Institutional Government Reserves 2010 Semi-Annual Report | 3

Statement of assets and liabilities (unaudited)
November 30, 2010

Assets:

Investment in Government Portfolio, at value	$10,679,592,376

Prepaid expenses	283,723

Total Assets	10,679,876,099

Liabilities:

Investment management fee payable	403,333

Distributions payable	300,421

Payable for Fund shares repurchased	47,130

Trustees’ fees payable	18,225

Accrued expenses	201,345

Total Liabilities	970,454

Total Net Assets	$10,678,905,645

Net Assets:

Par value (Note 3)	$106,790

Paid-in capital in excess of par value	10,678,864,391

Accumulated net realized loss on investments	(65,536)

Total Net Assets	$10,678,905,645

Shares Outstanding:

Institutional Shares	10,678,971,181

Net Asset Value:

Institutional Shares	$1.00

See Notes to Financial Statements.

4 | Western Asset Institutional Government Reserves 2010 Semi-Annual Report

Statement of operations (unaudited)
For the Six Months Ended November 30, 2010

Investment Income:

Income from Government Portfolio	$15,077,527

Allocated expenses from Government Portfolio	(6,204,560)

Allocated waiver from Government Portfolio	300,781

Total Investment Income	9,173,748

Expenses:

Investment management fee (Note 2)	5,207,858

Legal fees	201,832

Insurance	110,702

Trustees’ fees	104,948

Registration fees	92,359

Shareholder reports	67,883

Audit and tax	13,148

Transfer agent fees	12,310

Miscellaneous expenses	52,470

Total Expenses	5,863,510
Less: Fee waivers and/or expense reimbursements (Note 2)	(2,650,697)

Net Expenses	3,212,813

Net Investment Income	5,960,935

Net Realized Loss on Investments From Government Portfolio	(23,829)

Increase in Net Assets From Operations	$5,937,106

See Notes to Financial Statements.

Western Asset Institutional Government Reserves 2010 Semi-Annual Report | 5

Statements of changes in net assets

For the Six Months Ended November 30, 2010 (unaudited)
and the year ended May 31, 2010	November 30	May 31

Operations:

Net investment income	$5,960,935	$18,630,159

Net realized gain (loss)	(23,829)	353,650

Proceeds from settlement of a regulatory matter (Note 4)	—	146,358

Increase in Net Assets From Operations	5,937,106	19,130,167

Distributions to Shareholders From (Note 1):

Net investment income	(6,147,704)	(18,917,037)

Net realized gains	(354,946)	(354,357)

Decrease in Net Assets From Distributions to Shareholders	(6,502,650)	(19,271,394)

Fund Share Transactions (Note 3):

Net proceeds from sale of shares	74,114,011,029	60,869,343,990

Reinvestment of distributions	4,752,196	15,890,591

Cost of shares repurchased	(73,573,536,505)	(62,775,862,835)

Increase (Decrease) in Net Assets From Fund Share Transactions	545,226,720	(1,890,628,254)

Increase (Decrease) in Net Assets	544,661,176	(1,890,769,481)

Net Assets:

Beginning of period	10,134,244,469	12,025,013,950

End of period*	$10,678,905,645	$10,134,244,469

* Includes undistributed net investment income of:	—	$186,769

See Notes to Financial Statements.

6  |  Western Asset Institutional Government Reserves 2010 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Institutional Shares[1]	2010[2]	2010	2009	2008	2007	2006

Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.001	0.001	0.014	0.041	0.050	0.038

Net realized and unrealized gain (loss)[3]	(0.000)	0.000	0.000	0.000	0.000	(0.000)

Total income from operations	0.001	0.001	0.014	0.041	0.050	0.038

Less distributions from:

Net investment income	(0.001)	(0.001)	(0.014)	(0.041)	(0.050)	(0.038)

Net realized gains	(0.000)[3]	(0.000)[3]	(0.000)[3]	(0.000)[3]	—	—

Total distributions	(0.001)	(0.001)	(0.014)	(0.041)	(0.050)	(0.038)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[4]	0.06%	0.15%	1.45%	4.18%	5.14%	3.85%

Net assets, end of period (millions)	$10,679	$10,134	$12,025	$7,273	$1,320	$720

Ratios to average net assets:

Gross expenses	0.20%[5,6]	0.20%[6,7]	0.24%[6,7]	0.22%	0.29%[8]	0.32%

Net expenses[9,10,11]	0.15 [5,6]	0.18 [6,7,12]	0.24 [6,7]	0.19	0.23 [8]	0.22

Net investment income	0.10 [5]	0.14	1.30	3.71	5.03	3.77

[1]	Effective March 2, 2009, Class A shares were renamed Institutional Class.

[2]	For the six months ended November 30, 2010 (unaudited).

[3]	Amount represents less than $0.0005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Includes the Fund’s share of Government Portfolio’s allocated expenses.

[7]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed, for the year ended May 31, 2010 and would both have been 0.21% for the year ended May 31, 2009.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been the same.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.23%. This expense limitation agreement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[12]	In order to maintain a minimum yield, additional waivers were implemented.

See Notes to Financial Statements.

Western Asset Institutional Government Reserves 2010 Semi-Annual Report  |  7

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Institutional Government Reserves (the “Fund”) is a separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in Government Portfolio (the “Portfolio”), a separate investment series of Master Portfolio Trust that has the same objective as the Fund.

The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The Fund records its investment in the Portfolio at value. The value of such investment in the Portfolio reflects the Fund’s proportionate interest (81.4% at November 30, 2010) in the net assets of the Portfolio.

The Fund has adopted Statement of Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 disclosure and valuation of securities held by the Portfolio are discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income. The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

(c) Method of allocation. All the net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

(d) Distributions to shareholders. Distributions on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are

8  |  Western Asset Institutional Government Reserves 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

(f) Compensating balance arrangements. Prior to March 2, 2009, the Fund had an arrangement with its custodian bank whereby a portion of the custodian’s fees was paid indirectly by credits earned on the Fund’s cash deposit with the bank.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s and the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund and the Portfolio pay an investment management fee calculated daily and paid monthly, at an annual rate of the Fund’s and the Portfolio’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Portfolio	Fund	Total

First $1 billion	0.100%	0.150%	0.250%

Next $1 billion	0.100	0.125	0.225

Next $3 billion	0.100	0.100	0.200

Next $5 billion	0.100	0.075	0.175

Over $10 billion	0.100	0.050	0.150

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Western Asset Institutional Government Reserves 2010 Semi-Annual Report  |  9

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Institutional shares will not exceed 0.23%. This expense limitation agreement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the six months ended November 30, 2010, fees waived and/or expenses reimbursed amounted to $2,650,697.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Shares of beneficial interest

At November 30, 2010, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding fund share transactions.

4. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment

10  |  Western Asset Institutional Government Reserves 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act.

The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were dis-

Western Asset Institutional Government Reserves 2010 Semi-Annual Report  |  11

bursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $146,358 related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

*   *   *

The SEC adopted amendments to Rule 2a-7 and certain other rules under the 1940 Act concerning the operation and regulation of money market funds. These new rules and amendments became effective May 5, 2010, unless otherwise specified in the rule release. The rule amendments and new rules, among other things, tighten portfolio credit quality, maturity and liquidity requirements for money market funds. None of these changes in regulation affect the financial statements.

5. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

12  |  Western Asset Institutional Government Reserves 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

6. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and share holders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The

Western Asset Institutional Government Reserves 2010 Semi-Annual Report  |  13

plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from The matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

14  |  Western Asset Institutional Government Reserves

Board approval of management and subadvisory agreements (unaudited)

Western Asset Institutional Government Reserves

At an in-person meeting of the Board of Trustees of Legg Mason Partners Institutional Trust (the “Trust”) held on November 8-9, 2010, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Institutional Government Reserves, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The Board noted that the Fund is a “feeder fund” in a “master-feeder” structure, whereby, as a feeder fund, the Fund has the same investment objective and policies as the master fund, Government Portfolio (the “Master Fund”), a series of Master Portfolio Trust, and the Fund invests substantially all of its assets in the Master Fund. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors,

Western Asset Institutional Government Reserves  |  15

including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and that it also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a money fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance

16  |  Western Asset Institutional Government Reserves

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds classified as institutional U.S. government money market funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and10-year periods ended June 30, 2010 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal. The Board noted that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board noted that the Fund’s expense information reflected both management fees and total expenses payable by the Fund as well as management fees and total expenses payable by the Master Fund. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after

Western Asset Institutional Government Reserves  |  17

payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of funds (including the Fund) classified as institutional U.S. government money market funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was at the median and that its Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2012.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had reached the specified asset levels at which one or more breakpoints to its Contractual Management Fee are triggered. The Board also considered that the Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by the other funds in the expense group at all asset levels.

18  |  Western Asset Institutional Government Reserves

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Government Portfolio 2010 Semi-Annual Report  |  19

Schedule of investments (unaudited)
November 30, 2010

Government Portfolio

Security	Rate	Maturity Date	Face Amount	Value

Short-Term Investments — 102.8%

U.S. Government Agencies — 64.3%

Federal Farm Credit Bank (FFCB), Discount Notes	0.180%	12/23/10	$75,000,000	$74,991,750	(a)

Federal Farm Credit Bank (FFCB), Discount Notes	0.200%	2/2/11	25,000,000	24,991,250	(a)

Federal Farm Credit Bank (FFCB), Discount Notes	0.202%	2/3/11	25,000,000	24,990,222	(a)

Federal Farm Credit Bank (FFCB), Discount Notes	0.220 - 0.250%	2/4/11	50,000,000	49,978,785	(a)

Federal Farm Credit Bank (FFCB), Discount Notes	0.260%	2/17/11	25,000,000	24,985,917	(a)

Federal Farm Credit Bank (FFCB), Discount Notes	0.260%	2/18/11	50,000,000	49,971,472	(a)

Federal Farm Credit Bank (FFCB), Discount Notes	0.250%	3/1/11	150,000,000	149,906,250	(a)

Federal Farm Credit Bank (FFCB), Discount Notes	0.200%	3/28/11	50,000,000	49,967,500	(a)

Federal Farm Credit Bank (FFCB), Discount Notes	0.271%	4/26/11	75,000,000	74,917,875	(a)

Federal Farm Credit Bank (FFCB), Discount Notes	0.291%	4/29/11	25,000,000	24,969,993	(a)

Federal Farm Credit Bank (FFCB), Notes	0.503%	12/23/10	50,000,000	50,000,000	(b)

Federal Farm Credit Bank (FFCB), Notes	0.493%	1/20/11	50,000,000	50,000,000	(b)

Federal Farm Credit Bank (FFCB), Notes	0.280%	2/7/11	100,000,000	99,999,999	(b)

Federal Farm Credit Bank (FFCB), Notes	0.250%	3/23/11	99,750,000	99,750,000	(b)

Federal Farm Credit Bank (FFCB), Notes	0.260%	4/27/11	100,000,000	99,979,565	(b)

Federal Farm Credit Bank (FFCB), Notes	0.280%	5/3/11	136,000,000	135,982,583	(b)

Federal Farm Credit Bank (FFCB), Notes	0.190%	5/17/11	50,000,000	49,995,349	(b)

Federal Farm Credit Bank (FFCB), Notes	0.240%	5/25/11	50,000,000	49,970,880	(b)

Federal Farm Credit Bank (FFCB), Notes	0.210%	6/21/11	50,000,000	49,957,990	(b)

Federal Farm Credit Bank (FFCB), Notes	0.240%	7/12/11	125,000,000	124,976,801	(b)

Federal Farm Credit Bank (FFCB), Notes	0.168%	7/15/11	99,095,000	99,067,296	(b)

Federal Farm Credit Bank (FFCB), Notes	0.500%	7/27/11	25,000,000	25,000,000	(b)

Federal Farm Credit Bank (FFCB), Notes	0.310%	7/28/11	100,000,000	99,980,075	(b)

Federal Farm Credit Bank (FFCB), Notes	0.223%	8/22/11	57,500,000	57,502,091	(b)

Federal Farm Credit Bank (FFCB), Notes	0.293%	9/15/11	149,000,000	149,015,116	(b)

Federal Farm Credit Bank (FFCB), Notes	0.320%	9/23/11	100,000,000	100,000,000	(b)

Federal Farm Credit Bank (FFCB), Notes	0.303%	9/30/11	25,000,000	24,995,035	(b)

Federal Farm Credit Bank (FFCB), Notes	0.230%	11/4/11	155,000,000	154,902,631	(b)

Federal Farm Credit Bank (FFCB), Notes	0.193%	11/23/11	83,525,000	83,492,409	(b)

Federal Farm Credit Bank (FFCB), Notes	0.260%	1/25/12	75,000,000	74,921,531	(b)

Federal Farm Credit Bank (FFCB), Notes	0.500%	5/2/12	193,550,000	193,825,505	(b)

Federal Farm Credit Bank (FFCB), Notes	0.300%	9/4/12	20,000,000	19,960,916	(b)

Federal Home Loan Bank (FHLB), Discount Notes	0.300%	12/1/10	20,000,000	20,000,000	(a)

Federal Home Loan Bank (FHLB), Discount Notes	0.250%	12/15/10	206,000,000	205,979,972	(a)

Federal Home Loan Bank (FHLB), Discount Notes	0.195%	1/11/11	10,033,000	10,030,772	(a)

Federal Home Loan Bank (FHLB), Discount Notes	0.150%	1/19/11	100,000,000	99,979,584	(a)

Federal Home Loan Bank (FHLB), Discount Notes	0.160%	2/18/11	100,000,000	99,964,889	(a)

Federal Home Loan Bank (FHLB), Discount Notes	0.210%	2/25/11	25,000,000	24,987,458	(a)

Federal Home Loan Bank (FHLB), Discount Notes	0.200%	3/25/11	5,125,000	5,121,754	(a)

See Notes to Financial Statements.

20  |  Government Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)
November 30, 2010

Government Portfolio

Security	Rate	Maturity Date	Face Amount	Value

U.S. Government Agencies — continued

Federal Home Loan Bank (FHLB), Discount Notes	0.190%	4/13/11	$38,250,000	$38,223,151	(a)

Federal Home Loan Bank (FHLB), Discount Notes	0.190%	4/15/11	100,000,000	99,928,750	(a)

Federal Home Loan Bank (FHLB), Discount Notes	0.200%	4/29/11	200,000,000	199,834,444	(a)

Federal Home Loan Bank (FHLB), Discount Notes	0.200%	5/13/11	200,900,000	200,718,075	(a)

Federal Home Loan Bank (FHLB), Notes	3.000%	12/10/10	24,110,000	24,126,432

Federal Home Loan Bank (FHLB), Notes	3.625%	12/17/10	188,235,000	188,514,695

Federal Home Loan Bank (FHLB), Notes	0.260%	1/12/11	76,000,000	75,998,605

Federal Home Loan Bank (FHLB), Notes	0.230%	5/26/11	125,000,000	124,920,518	(b)

Federal Home Loan Bank (FHLB), Notes	0.250%	6/7/11	104,500,000	104,489,117	(b)

Federal Home Loan Bank (FHLB), Notes	0.250%	6/21/11	50,000,000	49,994,407	(b)

Federal Home Loan Bank (FHLB), Notes	0.158%	7/20/11	100,000,000	99,980,678	(b)

Federal Home Loan Bank (FHLB), Notes	0.223%	9/26/11	70,000,000	69,953,633	(b)

Federal Home Loan Bank (FHLB), Notes	0.400%	11/18/11	105,225,000	105,225,000

Federal Home Loan Bank (FHLB), Notes	0.300%	1/6/12	100,000,000	100,000,000	(b)

Federal Home Loan Bank (FHLB), Notes	0.325%	2/21/12	100,000,000	99,993,835	(b)

Federal Home Loan Bank (FHLB), Notes	0.350%	2/28/12	36,000,000	36,018,042	(b)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.190%	12/2/10	100,000,000	99,999,472	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.260%	12/7/10	45,000,000	44,998,050	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.260 - 0.341%	12/15/10	190,574,000	190,551,838	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.250%	12/20/10	170,000,000	169,977,569	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.250%	12/27/10	75,000,000	74,986,458	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.190%	1/7/11	50,000,000	49,990,236	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.190%	1/18/11	15,490,000	15,486,076	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	2/7/11	21,963,000	21,954,703	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.160%	2/14/11	50,000,000	49,983,333	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.220%	2/28/11	31,750,000	31,732,732	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	3/9/11	15,000,000	14,991,833	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	3/28/11	50,000,000	49,967,500	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.190%	4/4/11	45,000,000	44,970,550	(a)

See Notes to Financial Statements.

Government Portfolio 2010 Semi-Annual Report  |  21

Government Portfolio

Security	Rate	Maturity Date	Face Amount	Value

U.S. Government Agencies — continued

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.190%	4/5/11	$100,000,000	$99,934,027	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.190%	4/6/11	41,100,000	41,072,668	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	4/12/11	100,000,000	99,926,667	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.190%	4/18/11	17,184,000	17,171,484	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	4/20/11	100,000,000	99,922,222	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	4/26/11	25,650,000	25,629,195	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.250%	4/26/11	50,000,000	49,949,306	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.240%	5/23/11	100,000,000	99,884,667	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.220%	5/25/11	45,000,000	44,951,875	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Notes	4.500%	12/16/10	49,975,000	50,062,515

Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.362%	3/9/11	19,109,000	19,117,355	(b)

Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.350%	4/1/11	50,000,000	50,018,777	(b)

Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.340%	4/7/11	28,430,000	28,439,173	(b)

Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.196%	5/4/11	183,184,000	183,155,945	(b)

Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.166%	5/5/11	401,126,000	401,158,037	(b)

Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.213%	9/19/11	100,000,000	100,000,000	(b)

Federal National Mortgage Association (FNMA), Discount Notes	0.300%	12/1/10	40,000,000	40,000,000	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.260%	12/8/10	200,000,000	199,989,889	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.190 - 0.250%	12/15/10	198,889,000	198,871,997	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.250%	12/20/10	25,354,000	25,350,655	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.250%	12/22/10	75,000,000	74,989,062	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.180%	1/18/11	100,000,000	99,976,000	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.200%	1/26/11	45,000,000	44,986,000	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.190%	2/14/11	50,000,000	49,980,208	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.210 - 0.220%	2/23/11	207,143,000	207,040,167	(a)

See Notes to Financial Statements.

22  |  Government Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)
November 30, 2010

Government Portfolio

Security	Rate	Maturity Date	Face Amount	Value

U.S. Government Agencies — continued

Federal National Mortgage Association (FNMA), Discount Notes	0.200%	3/1/11	$10,215,000	$10,209,893	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.200%	3/14/11	39,500,000	39,477,397	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.220%	3/16/11	67,084,000	67,040,954	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.190%	3/30/11	50,000,000	49,968,597	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.200%	3/30/11	88,441,000	88,382,531	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.200%	4/13/11	94,000,000	93,930,545	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.200%	4/20/11	20,222,000	20,206,272	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.220%	5/25/11	72,222,000	72,144,762	(a)

Federal National Mortgage Association (FNMA), Notes	0.155%	7/27/11	100,000,000	99,970,443	(b)

Federal National Mortgage Association (FNMA), Notes	0.213%	9/19/11	160,000,000	159,981,073	(b)

Total U.S. Government Agencies				8,439,411,305

U.S. Treasury Bills — 3.1%

U.S. Treasury Bills	0.185%	2/24/11	100,000,000	99,956,319	(a)

U.S. Treasury Bills	0.190%	3/31/11	100,000,000	99,936,667	(a)

U.S. Treasury Bills	0.180%	5/19/11	150,000,000	149,873,250	(a)

U.S. Treasury Bills	0.195%	5/26/11	50,000,000	49,952,333	(a)

Total U.S. Treasury Bills				399,718,569

U.S. Treasury Notes — 11.3%

U.S. Treasury Notes	0.875%	2/28/11	150,000,000	150,251,533

U.S. Treasury Notes	4.500%	2/28/11	151,355,000	152,954,980

U.S. Treasury Notes	0.875%	3/31/11	125,000,000	125,269,295

U.S. Treasury Notes	4.750%	3/31/11	350,000,000	355,269,043

U.S. Treasury Notes	0.875%	5/31/11	100,000,000	100,328,125

U.S. Treasury Notes	4.875%	5/31/11	312,659,000	319,912,631

U.S. Treasury Notes	1.125%	6/30/11	75,000,000	75,386,719

U.S. Treasury Notes	1.750%	11/15/11	200,000,000	202,778,347

Total U.S. Treasury Notes				1,482,150,673

Repurchase Agreements — 24.1%

Bank of America N.A., tri-party repurchase agreement dated 11/30/10; Proceeds at maturity — $500,003,194; (Fully collateralized by various U.S. government obligations, 0.000% to 2.625% due 7/31/15 to 8/15/39; Market value — $513,143,954)	0.230%	12/1/10	500,000,000	500,000,000

See Notes to Financial Statements.

Government Portfolio 2010 Semi-Annual Report  |  23

Government Portfolio

Security	Rate	Maturity Date	Face Amount	Value

Repurchase Agreements — continued

Barclays Capital Inc., tri-party repurchase agreement dated 11/30/10; Proceeds at maturity — $575,003,833; (Fully collateralized by various U.S. government obligations, 0.875% to 3.125% due 1/31/11 to 1/31/17; Market value — $586,500,053)	0.240%	12/1/10	$575,000,000	$575,000,000

Deutsche Bank Securities Inc., tri-party repurchase agreement dated 11/30/10; Proceeds at maturity — $1,085,357,236; (Fully collateralized by various U.S. government agency obligations, 0.000% to 3.750% due 12/1/10 to 12/23/15; Market value — $1,107,057,378)	0.240%	12/1/10	1,085,350,000	1,085,350,000

Morgan Stanley Inc., tri-party repurchase agreement dated 11/30/10; Proceeds at maturity — $500,003,194; (Fully collateralized by various U.S. government agency obligations, 0.000% due 4/25/11 to 5/4/11; Market value — $510,000,768)	0.230%	12/1/10	500,000,000	500,000,000

RBS Securities Inc., tri-party repurchase agreement dated 11/30/10; Proceeds at maturity — $500,003,472; (Fully collateralized by various U.S. government agency obligations, 0.000% due 1/5/11 to 2/2/11; Market value — $510,000,806)	0.250%	12/1/10	500,000,000	500,000,000

Total Repurchase Agreements				3,160,350,000

Total Investments — 102.8% (Cost — $13,481,630,547#)				13,481,630,547

Liabilities in Excess of Other Assets — (2.8)%				(365,923,261)

Total Net Assets — 100.0%				$13,115,707,286

(a)	Rate shown represents yield-to-maturity.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2010.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

24  |  Government Portfolio 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)
November 30, 2010

Assets:

Investments, at value	$10,321,280,547

Repurchase agreement, at value	3,160,350,000

Cash	90

Interest receivable	11,124,835

Total Assets	13,492,755,472

Liabilities:

Payable for securities purchased	375,877,228

Investment management fee payable	1,106,846

Trustees’ fees payable	10,718

Accrued expenses	53,394

Total Liabilities	377,048,186

Total Net Assets	$13,115,707,286

Represented by:
Paid-in Capital	$13,115,707,286

See Notes to Financial Statements.

Government Portfolio 2010 Semi-Annual Report  |  25

Statement of operations (unaudited)
 For the Six Months Ended November 30, 2010

Investment Income:

Interest	$16,670,738

Expenses:

Investment management fee (Note 2)	6,535,306

Legal fees	143,521

Trustees’ fees	111,920

Custody fees	27,587

Audit and tax	14,115

Miscellaneous expenses	35,419

Total Expenses	6,867,868

Less: Fee waivers and/or expense reimbursements (Note 2)	(332,563)

Net Expenses	6,535,305

Net Investment Income	10,135,433

Net Realized Loss on Investments	(34,794)

Increase in Net Assets From Operations	$10,100,639

See Notes to Financial Statements.

26  |  Government Portfolio 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended November 30, 2010 (unaudited) and the Year Ended May 31, 2010	November 30	May 31

Operations:

Net investment income	$10,135,433	$30,592,254

Net realized gain (loss)	(34,794)	373,751

Increase in Net Assets From Operations	10,100,639	30,966,005

Capital Transactions:

Proceeds from contributions	24,814,200,810	35,009,116,756

Value of withdrawals	(22,684,867,665)	(36,452,483,678)

Increase (Decrease) in Net Assets From Capital Transactions	2,129,333,145	(1,443,366,922)

Increase (Decrease) in Net Assets	2,139,433,784	(1,412,400,917)

Net Assets:

Beginning of period	10,976,273,502	12,388,674,419

End of period	$13,115,707,286	$10,976,273,502

See Notes to Financial Statements.

Government Portfolio 2010 Semi-Annual Report  |  27

Financial highlights

For a share of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

	2010[1]		2010	2009[2]

Net assets, end of period (millions)	$13,116		$10,976	$12,389

Total return[3]	0.09%		0.23%	0.26%

Ratios to average net assets:

Gross expenses	0.11%[4]		0.10%	0.11%[4]

Net expenses[5,6]	0.10	[4]	0.10	0.10	[4]

Net investment income	0.16	[4]	0.22	0.65	[4]

[1]	For the six months ended November 30, 2010 (unaudited).

[2]	For the period March 2, 2009 (inception date) to May 31, 2009.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of a voluntary expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of shares will not exceed 0.10%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28  |  Government Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Government Portfolio (the “Portfolio”) is a no-load, diversified investment series of Master Portfolio Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At November 30, 2010, all investors in the Portfolio were funds advised or administered by the manager of the Portfolio and/or its affiliates.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. In accordance with Rule 2a-7 under the 1940 Act, money market instruments are valued at amortized cost, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

Government Portfolio 2010 Semi-Annual Report  |  29

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Short-term investments†	—	$13,481,630,547	—	$13,481,630,547

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are credit-worthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Interest income and expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the manager.

(d) Income taxes. The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

Management has analyzed the Portfolio’s tax positions taken on Federal income tax returns for the current year and has concluded that as of November 30, 2010, no provision for income tax would be required in the Portfolio’s financial statements.

(e) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

30  |  Government Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.10% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio.

During the six months ended November 30, 2010, the Portfolio had a voluntary expense limitation in place of 0.10% of the Portfolio’s average daily net assets. This arrangement may be reduced or terminated under certain circumstances.

During the six months ended November 30, 2010, fees waived and/or expenses reimbursed amounted to $332,563.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended November 30, 2010 the Portfolio did not invest in derivative instruments and does not have any intention to do so in the future.

4. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

Government Portfolio 2010 Semi-Annual Report  |  31

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act.

The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must

32  |  Government Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $146,358 related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

*  *  *

The SEC adopted amendments to Rule 2a-7 and certain other rules under the 1940 Act concerning the operation and regulation of money market funds. These new rules and amendments became effective May 5, 2010, unless otherwise specified in the rule release. The rule amendments and new rules, among other things, tighten portfolio credit quality, maturity and liquidity requirements for money market funds. None of these changes in regulation affect the financial statements.

5. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and share holders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo vot-

Government Portfolio 2010 Semi-Annual Report  |  33

ing,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from The matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

34  |  Government Portfolio

Board approval of management and subadvisory agreements (unaudited)

Western Asset Government Portfolio

At an in-person meeting of the Board of Trustees of Master Portfolio Trust (the “Trust”) held on November 8-9, 2010, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Government Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The Board noted that the Fund is a “master fund” in a “master-feeder” structure, whereby a feeder fund has the same investment objective and policies as the Fund and invests substantially all of its assets in the Fund. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility, including Western Asset Institutional Government Reserves, the feeder fund in the Fund (the “Feeder Fund”). The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors,

Government Portfolio  |  35

including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and that it also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a money fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

In considering the performance of the Fund, the Board received and considered performance information for the Feeder Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independ-

36  |  Government Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

ent provider of investment company data, for the Feeder Fund. The Board noted that the Feeder Fund’s performance was the same as the performance of the Fund (except for the effect of fees at the Feeder Fund level), and therefore relevant to the Board’s conclusions regarding the Fund’s performance. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Feeder Fund with the funds included in its Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Feeder Fund’s performance against its benchmark and against its peers. In addition, the Board considered the Feeder Fund’s performance in light of overall financial market conditions.

The information comparing the performance of the Feeder Fund to that of its Performance Universe, consisting of all funds classified as institutional U.S. government money market funds by Lipper, showed, among other data, that the Feeder Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2010 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal. The Board noted that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Feeder Fund and are expected to continue through December 2011. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

The Board also received and considered information comparing the Feeder Fund’s contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Feeder Fund to the Manager (the “Actual Management Fee”) and the Feeder Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board noted that the Feeder Fund’s assets represented a significant portion of the Fund’s assets. The Board noted that the Feeder Fund’s expense information reflected both management fees and total expenses payable by the Feeder Fund as well as management fees and total expenses payable by the Fund, and therefore was relevant to the Board’s conclusions regarding the Fund’s expenses. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

Government Portfolio  |  37

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Feeder Fund’s Contractual Management Fee and its Actual Management Fee as well as its actual total expense ratio to its Lipper expense group, consisting of a group of funds (including the Feeder Fund) classified as institutional U.S. government money market funds and chosen by Lipper to be comparable to the Feeder Fund, showed that the Feeder Fund’s Contractual Management Fee was at the median and that its Actual Management Fee was above the median. The Board noted that the Feeder Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Feeder Fund’s expenses, as well as the master-feeder structure.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had instituted breakpoints in the Feeder Fund’s

38  |  Government Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Feeder Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Feeder Fund’s asset levels. The Board noted that the Feeder Fund had reached the specified asset levels at which one or more breakpoints to its Contractual Management Fee are triggered. The Board also considered that the Feeder Fund’s Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by the other funds in its expense group at all asset levels.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to the Feeder Fund’s shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

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Western Asset
Institutional Government Reserves

Trustees
Elliott J. Berv
A. Benton
Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager
Legg Mason Partners Fund Advisor, LLC

Subadviser
Western Asset Management Company

Distributor
Legg Mason Investor Services, LLC

Custodian
State Street Bank and Trust Company

Transfer agent
Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

Independent registered public accounting firm
KPMG LLP
345 Park Avenue
New York, NY 10154

Western Asset Institutional Government Reserves

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset Institutional Government Reserves
Legg Mason Funds
55 Water Street
New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Institutional Government Reserves. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2011 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors
© 2011 Legg Mason Investor Services, LLC
Member FINRA, SIPC
WASX012189 1/11 SR10-1266

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)          The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)          There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Institutional Trust

January 21, 2011

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date:	January 21, 2011

By:	/s/ Kaprel Ozsolak

(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Institutional Trust

Date:	January 21, 2011